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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                           September October 7, 1996



                         COMMISSION FILE NO.:  0-22608


                              FFLC BANCORP, INC.
                              ------------------
            (Exact name of registrant as specified in its charter)


Delaware                                                       59-3204891
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(State or other Jurisdiction of Incorporation              (IRS Employer or
organization)                                              Identification No.)


800 North Boulevard West, P.O. Box 490420, Leesburg, Florida     34749-0420
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code              (352) 787-3311
                                                               -----------------




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ITEM 5.  OTHER EVENTS.
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FFLC  Bancorp,  Inc.  (NASDAQ:NMS:FFLC),  the holding  company for First Federal
Savings Bank of Lake County, issued the attached Press Release regarding the effect of the one-time FDIC assessment on SAIF-insured institutions on October 7, 1996.



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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


      Dated: October 10, 1996       By:    /s/ Stephen T. Kurtz
             ----------------             --------------------------------------
                                          Stephen T. Kurtz, President and
                                          Chief Executive Officer


      Dated: October 10, 1996       By:    /s/ Paul K. Mueller
             ----------------             --------------------------------------
                                          Paul K. Mueller, Senior Vice
                                          President and Chief Accounting Officer